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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 28, 2008

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

333-144051
(Commission File No.)

6805 Sundance Trail
Riverside, California 92506
(Address of principal executive offices and Zip Code)

(951) 907-9911
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

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ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

a.

On May 28, 2008, the company completed a non-brokered Regulation S private placement of 12,500,000 shares of the company’s restricted common stock at $0.02 per share. Gross proceeds from the private placement will be used for working capital. The Company will file a Form S-1 registration statement with the United States Securities and Exchange Commission within one hundred and twenty (120) days of the date of this Stock Purchase Agreement registering the Shares sold to the Subscribers.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 28th day of May, 2008.

LAKE VICTORIA MINING COMPANY, INC.

BY:   DAVID GAMACHE
         David Gamache, President, Principal Executive
         Officer, Principal Accounting Officer,
         Principal Financial Officer, Treasurer and a
         member of the Board of Directors